Exhibit 99.1

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Release Date: August 27, 2009	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2009 RESULTS
REVENUE, NET INCOME AND EPS EXCEED EXPECTATIONS;
NEW STOCK BUYBACK PLAN APPROVED

Columbia, Maryland ... MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2009 fourth quarter and fiscal year ending June 30, 2009.

FINANCIAL HIGHLIGHTS

-Revenue for the fiscal 2009 fourth quarter was $224.2 million; revenue for the 2009 fiscal year was $911.8 million.

-GAAP net income for the quarter was $24.0 million; GAAP net income for the fiscal year was $99.3 million.

-GAAP diluted earnings per share (EPS) for the quarter was $0.29; GAAP diluted EPS for the fiscal year was $1.21.

During the fourth quarter, we recorded a one-time restructuring charge of $3.8 million related to operations.  We also recorded an impairment charge of $1.3 million related to our investments in auction rate securities.

- Non-GAAP financial results, excluding the effect of charges for stock options, the one-time restructuring and the investment impairment, are as follows:

•	Non-GAAP net income for the quarter was $29.3 million; Non-GAAP net income for the fiscal year was $113.0 million.

•	Non-GAAP diluted EPS for the quarter was $0.36; Non-GAAP diluted EPS for the fiscal year was $1.38, a record.

The financial results for the fourth quarter and fiscal year exceeded consensus expectations.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated, “We are very pleased with our financial results for the fiscal 2009 fourth quarter and fiscal year.  Even with the difficult business conditions, we produced solid revenue with record operating profit and record earnings per share.”

NEW STOCK BUYBACK APPROVED

On August 25, 2009, our Board of Directors approved the purchase of an additional two million shares of our common stock.  Shares under the new plan will be purchased from time to time in the open market as business conditions warrant.

MICROS’s stock is traded through NASDAQ under the symbol MCRS.  Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties.  MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of August 27, 2009.  MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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Release Date: August 27, 2009	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Fourth Quarter Ended		Fiscal Year Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue:
Hardware	$48,081	$68,581	$210,676	$265,965
Software	30,750	45,421	134,845	158,699
Service	145,346	142,562	566,326	529,520
Total revenue	224,177	256,564	911,847	954,184

Cost of sales:
Hardware	30,994	44,674	135,094	171,779
Software	6,281	7,581	27,244	33,252
Service	65,793	67,171	264,883	247,954
Restructuring related	681	-	681	-
Total cost of sales	103,749	119,426	427,902	452,985

Gross margin	120,428	137,138	483,945	501,199

Selling, general and administrative expenses	60,573	76,463	263,754	290,411
Research and development expenses	11,137	10,438	41,838	39,113
Depreciation and amortization	4,978	4,388	17,544	15,143
Stock option expense	2,882	3,785	13,900	17,229
Restructuring charge	3,094	-	3,094	-
Total operating expenses	82,664	95,074	340,130	361,896

Income from operations	37,764	42,064	143,815	139,303
Non-operating income (expense):
Interest income (expense), net	1,089	3,164	7,786	14,439
Credit based impairment charge	(1,266)	-	(1,266)	-
Other non-operating income (expense), net	(1,020)	1,368	(493)	597
Total non-operating, net	(1,197)	4,532	6,027	15,036

Income before taxes, minority interests, and equity in net earnings of affiliates	36,567	46,596	149,842	154,339
Income tax provision	12,143	16,304	49,148	52,167
Income before minority interests and equity in net earnings of affiliates	24,424	30,292	100,694	102,172
Minority interests and equity in net earnings of affiliates	(435)	454	(1,397)	(888)

Net income (GAAP)	$23,989	$30,746	$99,297	$101,284

Net income per common share – diluted	$0.29	$0.37	$1.21	$1.21
Weighted-average number of shares outstanding -diluted	81,537	83,346	81,461	83,346

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS
Net Income	$23,989	$30,746	$99,297	$101,284
Add back:
Stock option expense
Selling, general and administrative expenses	2,744	3,568	13,108	16,213
Research and development expenses	138	217	792	1,016
	2,882	3,785	13,900	17,229

Restructuring related cost of sales	681	-	681	-
Restructuring charge included in operating expenses	3,094	-	3,094	-
Credit based impairment charge	1,266	-	1,266	-

Total Add back	7,923	3,785	18,941	17,229
Subtract: Total tax effect on:
Stock option expense	1,455	769	4,100	4,083
Restructuring charge and related cost of sales	1,186	-	1,186	-
	2,641	769	5,286	4,083
Non-GAAP Net Income	$29,271	$33,762	$112,952	$114,430

Non-GAAP Net Income per Diluted Common Share	$0.36	$0.40	$1.38	$1.37

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods’ results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:
-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

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Release Date: August 27, 2009	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	June 30, 2009	June 30, 2008
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$438,936	$381,964
Accounts receivable, net	157,479	192,445
Inventory, net	39,783	64,575
Deferred income taxes	20,283	18,724
Prepaid expenses and other current assets	27,238	29,737
Total current assets	683,719	687,445

Long-term investments	57,823	65,216
Property, plant and equipment, net	30,520	29,165
Deferred income taxes, non-current	11,483	7,108
Goodwill	190,739	159,722
Intangible assets, net	17,709	16,168
Purchased and internally developed software costs, net	25,749	30,846
Other assets	6,344	7,336
Total assets	$1,024,086	$1,003,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank lines of credit	$1,090	$989
Accounts payable	36,647	46,843
Accrued expenses and other current liabilities	104,821	124,913
Income taxes payable	7,999	6,363
Deferred revenue	112,146	115,398
Total current liabilities	262,703	294,506

Income taxes payable, non-current	19,611	18,302
Deferred income taxes, non-current	1,752	2,181
Other non-current liabilities	9,047	8,103
Total liabilities	293,113	323,092
Minority interests and minority ownership put arrangement	7,526	6,898
Commitments and contingencies

Shareholders’ equity:
Common stock	502	506
Capital in excess of par	127,146	131,517
Retained earnings	579,331	480,777
Accumulated other comprehensive income	16,468	60,216
Total shareholders’ equity	723,447	673,016

Total liabilities and shareholders’ equity	$1,024,086	$1,003,006